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                                                                   Exhibit 32


PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (A) AND (B) OF
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Mymetics Corporation, a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the six months ended June 30, 2005 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August __, 2005              /s/ Christian Rochet
                                    --------------------------------------------
                                    President and Chief Executive Officer

Dated: August __, 2005              /s/ Ernst Lubke
                                    --------------------------------------------
                                    Principal financial and Chief Financial
                                    Officer

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as a separate disclosure document.